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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 17, 1998



                             THE CERPLEX GROUP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



             Delaware                0-9725                      75-1539534
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)



1382 Bell Avenue, Tustin, California                               92780
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               (Address of principal executive offices) (Zip Code)



                                 (714) 258-5300
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               (Registrant's telephone number including area code)



                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 4.   CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT.

          (a) Previous independent accountants

              (i) On September 16, 1998, The Cerplex Group, Inc., formerly Aurora Electronics, Inc., (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountants.

              (ii) The reports of Arthur Andersen on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, Arthur Andersen's opinion for the year ended September 30, 1997 contained in a separate paragraph stating the following:

                    The accompanying consolidated financial statements had been prepared assuming that the Company would continue as a going concern. As discussed in Note A to the consolidated financial statements, the Company had experienced declining revenues, significant operating losses, had negative working capital and a deficit in stockholders equity. In addition, since a recapitalization of the Company in March 1996, the Company had relied upon the financial support of its largest shareholder for additional capital and to maintain its existing credit facilities. The Company's losses were expected to continue for the foreseeable future and the Company would require additional funding and financial support from its largest shareholder or another third party. There could be no assurance that such additional funding and financial support would be available on acceptable terms, or that such funds, if available, would enable the Company to continue operating. These matters raised substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters were also described in Note A. The financial statements did not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount of classification of liabilities that might result should the Company be unable to continue as a going concern.

              (iii) The dismissal of Arthur Andersen was approved by the Board of Directors of the Company on July 28, 1998.


              (iv) In connection with its audits for the two most recent fiscal years and through September 16, 1998, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen



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              would have caused them to make reference thereto in their report on the financial statements for such years.


              (v) During the two most recent fiscal years and through September 16, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) with Arthur Andersen.


              (vi) The Company requested that Arthur Andersen furnish a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated September 17, 1998, is filed as Exhibit 99.1 to this Form 8-K.

          (b) On September 17, 1998, the Company engaged the firm of KPMG Peat Marwick LLP as independent accountants for the fiscal year ending September 30, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not applicable.

          (b) PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

          (c) EXHIBITS. See Exhibit Index following signature page.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 17, 1998


                                    THE CERPLEX GROUP, INC.




                                    By:  /s/ Steven L. Korby
                                         ---------------------------------
                                         Steven L. Korby
                                         Chief Financial Officer



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                                INDEX TO EXHIBITS



        No.           Document
        ----          --------
        99.1          Letter from Arthur Andersen.



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